NYSE: TLLP 2012 RBC Capital Markets MLP Conference November 2012 Tesoro Logistics LP Exhibit 99.2

2 This Presentation includes forward-looking statements. These statements relate to, among other things, projections of operational volumetrics and improvements, growth projects, cash flows, capital expenditures future performance; past and potential purchases of logistics assets by Tesoro Logistics LP, and the related estimated impact to EBITDA; and the expected completion of Tesoro Corporation’s transaction to acquire BP’s Southern California Refining and Marketing Business and intention and timing of the offer of BP’s logistics assets to Tesoro Logistics LP. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,“ “potential” and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside of our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. Please see our Risk Factor disclosures included in our 2011 Annual Report on Form 10-K. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. We have estimated annual EBITDA, a non-GAAP financial measure, for the company and certain acquisitions and growth projects. Please see the Appendix for the definition and reconciliation of these annual EBITDA estimates. Forward Looking Statements

3 Overview of Our Current Assets Crude Oil Gathering • Premier crude gathering system in the growing Bakken Shale / Williston Basin area • Sole source of supply to Tesoro’s North Dakota refinery Terminalling, Transportation and Storage • Eight refined product and two marine crude oil terminals in the Western U. S. • Refined product and crude oil storage facility and short-haul pipelines in Salt Lake City, Utah and Los Angeles, California • Unit train unloading facility in Anacortes, Washington TLLP: Current Assets High Plains Pipeline Terminal Facility Short Haul Pipeline Trucking Tank Storage Marine Terminal Unit Train Unloading Facility Corporate Headquarters TSO Refinery Anchorage Vancouver Stockton Los Angeles Salt Lake City Boise San Antonio Mandan Burley

4 Investment Highlights Well-Positioned Assets Stable Cash Flow Experienced Management Team Strong Sponsorship Attractive, Visible Growth Opportunities Organic growth prospects Optimization opportunities Drop down assets Long-term contracts Fee-based, inflation protected and fixed minimum commitments Successful track record of acquiring and expanding assets Expected Bakken growth Western U.S. Footprint Expected refined product demand growth MLP drives logistics growth Critical infrastructure to Tesoro Drop down assets cannot be replicated

5 Tesoro’s Strategic Goals Support TLLP Operational efficiency and effectiveness • Safety and reliability • Improving refinery utilization driving higher volumes on TLLP assets Commercial excellence • Marketing integration increasing terminal throughputs • Logistics supports access to advantaged crude oil supplies Financial discipline • TLLP provides low cost of capital for logistics growth Value-driven growth • High-return capital projects include TLLP assets Kenai, AK Mandan, ND Salt Lake City, UT Anacortes, WA Martinez, CA Wilmington, CA Kapolei, HI

6 Strategic Plan IPO • Base business generates approximately $53 million in EBITDA Optimization • Since IPO, added $8 million in annualized EBITDA by improving utilization of our assets Organic Growth • Grow Bakken system volumes to over 100,000 bpd on our High Plains system backed by Tesoro demand, adding approximately $25-30 million in EBITDA • Grow terminal volumes supported by Tesoro’s marketing expansion and increased third party business, adding approximately $5-10 million in EBITDA Acquisitions • Acquisition of the Martinez crude oil marine terminal completed on April 1, 2012, adding approximately $8 million of EBITDA • Acquisition of the Long Beach marine terminal and Los Angeles short-haul pipelines completed September 14, 2012, adding approximately $22 million of EBITDA • Acquisition of the Anacortes unit train unloading facility completed November 15, 2012, adding approximately $19 million of EBITDA Organic growth and announced 2012 drop downs generates approximately $140 million in EBITDA Note: See Appendix for reconciliation of EBITDA to Net Income

7 Mandan Refinery Enbridge Fryburg Fritz Bridger Richey Enbridge Portal Ramberg NORTH DAKOTA SOUTH DAKOTA WYOMING MONTANA Third-party pipelines High Plains pipelines Potential connection point Active Exploration Areas 0 25 50 75 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Volumes Volume Min Volume mbpdCrude Oil Gathering • Premier gathering system in the Bakken Shale/Williston Basin • Optimization and expansion opportunities through interconnects with key regional pipelines. – Tariffs to Bridger Pipeline at Richey, MT established April 2012 – Interconnect to Rangeland Crude Oil Terminal near Ramburg, ND established May 2012 – Interconnect from other carriers at Johnson’s Corner – Enbridge interconnect expected to be complete 4Q12 Pipeline Gathering Rangeland interconnect Johnson’s Corner

8 Crude Oil Gathering Operations • Proprietary and third-party trucks • Integral to Bakken gathering – Delivers into High Plains trunk line system and other destinations – Growing proprietary fleet to capture optimization advantages and cost efficiencies Fees and Services • Weighted average trucking fee of approximately $2.87 per barrel for truck hauling and tank usage services Trucking 0 15 30 45 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Volumes Actual Volume Min. Volume mbpd

High Plains System Growth

TESORO LOGISTICS

Grow system volumes to over 100,000 bpd in 2013

Tesoro drives base demand growth

- Mandan Refinery +10,000 bpd
- Anacortes Refinery +50,000 bpd

Alternative Destinations +10,000 bpd

- Bridger pipeline at Richey, MT
- Rangeland's COLT pipeline at Dry Fork, ND
- Enbridge pipeline at Ramberg, ND to be completed 4Q12

High Plains Pipeline Outlook


mbpd
100
50
0
IPO
Mandan
Anacortes
Other

Key Financial Statistics

EBITDA Contribution: $25-30 million

Capital Spend: $65 million

Note: See Appendix for reconciliation of EBITDA to Net Income

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10 Terminal Operations Refined product terminals • Los Angeles and Stockton, California • Salt Lake City, Utah • Anchorage, Alaska • Mandan, North Dakota • Vancouver, Washington • Boise and Burley, Idaho Marine terminals • Martinez and Long Beach, California Unit train unloading facility • Anacortes, Washington Fees and Services • Weighted average terminalling fee of approximately $0.73 per barrel • Services include ancillary services such as additive injection Refined Product and Marine Terminals 0 50 100 150 200 250 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Terminal Volumes Actual Volume Third Party Min. Volume mbpd

11 Transportation & Storage Facility and Pipelines Salt Lake City Storage Facility • Consists of 13 tanks with total shell capacity of 878,000 bbls • Stores intermediates and refined products Short-Haul Pipelines • 3 crude oil pipelines that connect from Chevron and Plains All American crude pipelines to Tesoro’s Salt Lake City refinery • 2 refined product pipelines that connect from Tesoro’s Salt Lake City refinery to Chevron’s Northwest products pipeline • 2 refined product pipelines that connect Tesoro’s Wilmington refinery to products terminal in Carson, California 0 25 50 75 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 Short-Haul Pipeline Volumes TSO Min. Volume mbpd

12 Terminal Growth Infrastructure Optimization • Optimization efforts have added over 30,000 bpd • Los Angeles higher permitted volumes in 2012 Expand Capacities and Services • +15,000 bpd by expanding capacity at Mandan, Stockton, and Vancouver terminals • Bio-diesel projects at California terminals generate enhanced fees Grow terminalling volumes through optimization, expansion, and acquisition in 2013 Key Financial Statistics EBITDA Contribution: $5 - 10 million Capital Spend: $27 million * Key Financial Statistics summary excludes acquisitions Note: See Appendix for reconciliation of EBITDA to Net Income IPO Optimization Expansion Martinez Long Beach Assets Anacortes 0 100 200 300 400 500 Terminal Throughput mbpd 402 mbpd Run Rate Volume

13 Recently Completed Drop Downs Long Beach terminal & Los Angeles pipelines • Two-vessel berth dock • Dock throughputs are expected to be 130,000 bpd, half of which is third-party volume • Six storage tanks with capacity of 235,000 barrels • Completed September 14, 2012 Anacortes Rail Unloading Terminal • Newly completed unit train unloading terminal located adjacent to Tesoro’s Anacortes, Washington refinery • Permitted capacity of 50,000 bpd • Completed November 15, 2012 Key Financial Statistics EBITDA Contribution: $22 million Maintenance capital: $1.5 million annually Key Financial Statistics EBITDA Contribution: $19 million Maintenance capital: $0.5 million annually

14 • Tesoro announced the acquisition of BP’s Southern California refining, marketing and logistics assets, expected to close before mid-2013 • Expected value of logistics assets of about $900 to $1,100 million • Existing proprietary logistics network expected to generate $90-$110 million of EBITDA at market rates – EBITDA growth potential from system optimization and third parties • Tesoro’s announced intent is to offer the assets to TLLP in a series of transactions within the 12 months following closing Tesoro’s Acquisition of BP’s Fully Integrated Southern California Refining and Marketing Business Carson Refinery Tesoro Wilmington

15 Marine and Storage Terminals and Pipelines • Three marine terminals; 400,000 bpd of crude oil and product throughput • VLCC capable marine facilities • Over 7 mmbbls feedstock and product storage • 114 miles of active pipelines • Pipeline access to Los Angeles International Airport Marketing Terminals • Four product terminals • Extensive distribution system • Supplies over 125,000 bpd • Ethanol blending capabilities BP Southern California Logistics System

16 IPO 0 50 100 150 200 250 300 Optimization Organic Growth Martinez Marine Terminal Long Beach Terminal & LA Pipelines Anacortes Rail Unloading Facility Southern California Acquisition $ in millions EBITDA Outlook $140 million Expected Run Rate EBITDA Key Messages • 2012 Business Plan: Optimization, organic growth and the addition of the Martinez marine terminal would drive EBITDA to $100 million in 2013 • 2012 Drop Downs: Long Beach Terminal, LA Pipelines and Anacortes Rail Unloading facility expected to add $40 million of annual EBITDA • BP Southern California Logistics: expected to add $90 - $110 million of annual EBITDA, expected to drop down in a series of transactions beginning in 2013 Driving industry-leading EBITDA growth Note: See Appendix for reconciliation of EBITDA to Net Income

17 Financial Overview Conservative Leverage and Ample Liquidity • $300 million revolver, expandable to $450 million • Current availability of $300 million • Conservative leverage ratio of approximately 2.5x pro-forma EBITDA Pursue Balanced Capital Structure • Leverage target of 3x – 4x EBITDA • Maximize flexibility to fund growth • Issue equity and/or permanent debt to reload revolver Protect and grow distribution • Target prudent distribution coverage of 1.1x • Subordination structure provides additional support • Financial flexibility to grow distribution Flexibility to Achieve Growth Objectives

18 Appendix

19 Current Acquisition Growth Opportunities Product Terminals • Kenai, AK • Anacortes, WA • Martinez, CA Pipelines • Kenai, AK Marine Terminals • Kenai, AK • Anacortes, WA • Martinez, CA ROFO Assets Legend Corporate Headquarters Tesoro Refinery San Antonio Anacortes Kenai Martinez Los Angeles

Non-GAAP Financial Measures

We define EBITDA as net income (loss) before net interest and financing costs and depreciation and amortization expenses. EBITDA is not a measure prescribed by accounting principles generally accepted in the United States of America ("U.S. GAAP") but is a supplemental financial measure that is used by management and may be used by external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, to assess:

- our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods;
- the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;
- our ability to incur and service debt and fund capital expenditures; and
- the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

Projected EBITDA for growth projects is equal to projected earnings as there are no net interest and financing costs, income tax, or depreciation and amortization expenses projected for these projects.

($ in millions) Unaudited

Reconciliation of Annual EBITDA to Net Income	IPO	Add Optimization	Add Crude Oil Gathering Growth	Add Terminalling, Transportation, and Storage Growth	Add Martinez	Add LBT and LA SH Pipes	Add Anacortes Crude Unloading	Add Southern California Assets
Net Income	$ 41.5	$ 49.5	$ 71.0	$ 73.5	$ 78.0	$ 85.0	$ 101.0	$ 142.0
Add:								
Depreciation and Amortization	9.5	9.5	11.0	12.0	13.5	14.5	17.5	38.0
Interest Expense, net	2.0	2.0	4.0	5.5	7.5	21.5	21.5	65.0
EBITDA	$ 53.0	$ 61.0	$ 86.0	$ 91.0	$ 99.0	$ 121.0	$ 140.0	$ 245.0
Quarterly EBITDA	$ 13.3	$ 15.3	$ 21.5	$ 22.8	$ 24.8	$ 30.3	$ 35.0	$ 61.3

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21 Stable-Fee Based Business 1 Shorter term primarily reflects typical commercial arrangements 2 Fixed minimum volumes remain in effect during routine turnarounds Commercial Agreements with Tesoro Refinery Shutdown Force Majeure High Plains Pipeline Transportation Agreement 10 Years 2 x 5 Years 49 mbpd FERC Index High Plains Trucking Agreement 5 Years(1) 1 x 5 Years 25mbpd Market Comp Master Terminalling Agreement 10 Years 2 x 5 Years 100 mbpd CPI Salt Lake City Storage Agreement 10 Years 2 x 5 Years 878,000 bbls CPI Salt Lake City Short Haul Pipeline Agreement 10 Years 2 x 5 Years 54 mbpd CPI Martinez Marine Terminal Use and Throughput Agreement 10 Years 2 x 5 Years 65 mbpd CPI Long Beach Berth Access, Use and Throughput Agreement 10 Years 2 x 5 Years 50 mbpd CPI Los Angeles Short Haul Pipeline Agreement 10 Years 2 x 5 Years 15 mbpd CPI Anacortes Track Use and Throughput Agreement 10 Years 2 x 5 Years 40 mbpd CPI N/A Fixed Minimum Volume CommitmentRenewalsTerm Tesoro Logistics can declare (unilateral) Termination Provisions Tariff / Fee Escalators 12 month notice(2)